                                                                    EXHIBIT 4.5

                            SEE REVERSE FOR LEGEND
 COMMON STOCK                                                COMMON STOCK
PAR VALUE $.01                                               PAR VALUE $.01

    NUMBER                                                        SHARES


                           LEAR SEATING CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                             CUSIP 521893 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Lear Seating Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal of the Corporation to be affixed to this Certificate.

BY /s/ K. L. Way
   CHAIRMAN OF THE BOARD AND
   CHIEF EXECUTIVE OFFICER              DATED:

                              [SEAL]


BY /s/ Joseph McCarthy                  COUNTERSIGNED AND REGISTERIED:
   SECRETARY                                   THE BANK OF NEW YORK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR



000502808                                                   AUTHORIZED SIGNATURE
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                           LEAR SEATING CORPORATION


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH IT IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;


                                  UNIF GIFT MIN ACT- ________ Custodian ________
                                                      (Cust)             (Minor)
                                               Under Uniform Gifts to Minors
                                               Act- _______________________
                                                             (State)


TEN COM - as tenants in common    UNIF GIFT MIN ACT- ________ Custodian ________
TEN ENT - as tenants by the                           (Cust)             (Minor)
          entireties
JT TEN  - as joint tenants with                Under Uniform Transfers to Minors
          the right of survivorship            Act- _______________________
          and not as tenants in                              (State)
          common

   Additional abbreviations may also be used though not in the above list.

  For value received,________________ hereby sell, assign and transfer unto


        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
   |                                            |
   |                                            |


   ___________________________________________________________________________

   ___________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

   ___________________________________________________________________________

   ____________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

   __________________________________________________________________ Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated ____________________

                           ___________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.


        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THOSE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

       SIGNATURE(S) GUARANTEED:________________________________________________
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCK-
                               BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                               CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                               SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.


  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 27, 1991, AS AMENDED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES SHALL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.